EXHIBIT 6.1


                         Invesco Capital Markets, Inc.
                                Company Profile

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Appointments
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Board Positions
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Name                                     Position
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Cronin, M. Kevin                         Director
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Massoni, Steven M.                       Director
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Officers
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Name                                     Position
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Baker, Tara Jones                        Vice President, Business Operations
                                         and Quality Assurance
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Burke, Brandon                           Financial and Operations Principal
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Castillo, Veronica                       Assistant Secretary
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Cronin, M. Kevin                         Co-President
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Davidson, Peter                          Assistant Secretary
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Erickson, Alan E.                        Vice President, Equity Portfolio
                                         Management and Research
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Falduto, Craig S.                        Executive Director, Investment
                                         Research
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Fischer, Christopher B.                  Assistant Secretary
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Gregson, Mark W.                         Chief Financial Officer
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Heite, Steven M.                         Vice President, Operations
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Hoffman, Richard Ralph                   Vice President, Operations
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Hoque, Zahedul                           Vice President, Business Operations
                                         and Quality Assurance
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Kurian, Seba P.                          Assistant Secretary
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Lege, Annette J.                         Treasurer
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Magee, Michael J.                        Executive Director, Portfolio and
                                         Inventory Management
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Massoni, Steven M.                       Co-President
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Morrison, Robert                         Assistant Secretary
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Nelson, Elizabeth                        Assistant Secretary
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O'Keefe, Miranda                         Chief Compliance Officer
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O'Reilly, Timothy M.                     Vice President, Portfolio and
                                         Inventory Management
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Rimes, Stephen R.                        Assistant Secretary
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Ringold, Melanie                         Assistant Secretary
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Sauerborn, Thomas J.                     Vice President, Operations
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Tierney, John F.                         Vice President
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Walsh, John M.                           Executive Director, Syndicate and
                                         Underwriting
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Wisdom, Crissie                          Anti-Money Laundering Compliance
                                         Officer
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Zerr, John M.                            Secretary
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                                         General Counsel
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